UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2020

SPRINT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-04721	46-1170005
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 794-1091

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	S	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On January 24, 2020, Sprint Communications, Inc. (“Sprint Communications”), a wholly subsidiary of Sprint Corporation (the “Company”), the Company, the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders from time to time party thereto entered into an amendment (the “Amendment”) to the Credit Agreement, dated as of February 3, 2017 (as amended, the “Credit Agreement”). The Credit Agreement consists of a $2.0 billion revolving credit facility (the “Revolving Credit Facility”), a $4.0 billion term loan facility and an aggregate of $2.0 billion of incremental term loans. Pursuant to the Amendment, among other things, effective January 24, 2020:

(i) the availability of commitments under the Revolving Credit Facility will remain at $2.0 billion until the original maturity date of February 3, 2021, while the availability of $1.8325 billion of commitments was extended to February 3, 2022;

(ii) borrowings under the Revolving Credit Facility will accrue interest, at the option of Sprint Communications, based on either (x) the Adjusted Base Rate (as defined in the Credit Agreement) or (y) the Adjusted LIBO Rate (as defined in the Credit Agreement), in each case, plus an applicable margin (A) with respect to borrowings advanced by certain of the Revolving Credit Facility lenders based on the ratio of total indebtedness to the trailing four quarters earnings before interest, taxes, depreciation and amortization, as adjusted pursuant to the Credit Agreement (the “Leverage Ratio”) and ranging from a minimum of 0.75% to a maximum of 1.75%, with respect to the Adjusted Base Rate, and a minimum of 1.75% to a maximum of 2.75%, with respect to the Adjusted LIBO Rate and (B) with respect to borrowings advanced by certain Revolving Credit Facility lenders (a) for any day on or prior to June 30, 2020, based on the Leverage Ratio and ranging from a minimum of 0.75% to a maximum of 1.75%, with respect to the Adjusted Base Rate, and a minimum of 1.75% to a maximum of 2.75%, with respect to the Adjusted LIBO Rate, (b) for any day after June 30, 2020 and on or prior to June 30, 2021, equal to 2.5%, with respect to the Adjusted Base Rate, and 3.5%, with respect to the Adjusted LIBO Rate, and (c) for any day after June 30, 2021, equal to 3.5%, with respect to the Adjusted Base Rate, and 4.5%, with respect to the Adjusted LIBO Rate; and

(iii) the maximum Leverage Ratio was amended to equal 3.75 to 1.00 for the fiscal quarter ended December 31, 2019 and 6.0 to 1.0 for the fiscal quarter ended March 31, 2020 and each fiscal quarter ending thereafter and the minimum ratio of earnings before interest, taxes, depreciation and amortization, as adjusted pursuant to the Credit Agreement, to total interest expense for the trailing four quarters was amended to equal 3.25 to 1.00 for the fiscal quarter ended December 31, 2019 and 2.00 to 1.00 for the fiscal quarter ended March 31, 2020 and each fiscal quarter ending thereafter.

In addition, pursuant to the Amendment, among other things, effective upon receiving consents from the Required Lenders (as defined in the Credit Agreement) the method of determining whether a lease constitutes a capital lease or an operating lease under the Credit Agreement will be amended to reference GAAP as in effect from time to time rather than as of February 3, 2017.

Amendment to Receivables Facility

On January 24, 2020, Sprint Spectrum L.P., a wholly owned subsidiary of the Company, as initial servicer, certain Sprint special purpose entities, as sellers, certain commercial paper conduits and financial institutions from time to time party thereto, as purchaser agents, MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as administrative agent, SMBC Nikko Securities America, Inc., as administrative agent, and Mizuho Bank, Ltd., as administrative agent and collateral agent, entered into the Third Amendment (the “Receivables Facility Amendment’) to the Third Amended and Restated Receivables Purchase Agreement dated as of June 29, 2018 (as amended, the “Receivables Facility”).

Pursuant to the Receivables Facility Amendment, among other things:

(i) the maturity date of the Receivables Facility was extended from February 3, 2021 to January 21, 2022; and

(ii) certain amendments to the Receivables Facility were made providing for the determination of an alternate interest rate to the LIBO Rate (as defined in the Receivables Facility) in the event of certain public statements or publications to the effect that the administrator of LIBOR has ceased or will cease to provide LIBOR or that LIBOR is no longer a representative interest rate benchmark for U.S dollar-denominated syndicated credit facilities executed at such time.

The foregoing descriptions of the Amendment and the Receivables Facility Amendment do not purport to be complete and are qualified in their entirety by reference to the Amendment and the Receivables Facility Amendment, respectively, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

10.1

Amendment, dated as of January 24, 2020, to Credit Agreement, dated as of February 3, 2017, by and among Sprint Communications, Inc., as Borrower, the guarantors party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

10.2

Third Amendment, dated as of January 24, 2020, to Third Amended and Restated Receivables Sale and Contribution Agreement, dated as of June 29, 2018, by and among Sprint Spectrum L.P., as servicer, certain Sprint Corporation subsidiaries, as originators and sellers, and certain special purchase entities, as purchasers, certain commercial paper conduits and financial institutions from time to time party thereto, and Mizuho Bank, Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

Date: January 24, 2020		/s/ Stefan K. Schnopp
	By:	Stefan K. Schnopp
Corporate Secretary